UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2015

Green Bancorp, Inc.

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 275 - 8220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Effective October 1, 2015, Green Bancorp, Inc. (the “Company” or “Green”) completed its previously announced acquisition of Patriot Bancshares, Inc. (“Patriot”) and its wholly-owned bank subsidiary, Patriot Bank, (collectively, the “Merger”).

On October 1, 2015, the Company filed a Current Report on Form 8-K (the “Original 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report the Merger. This Current Report Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial statements and certain unaudited pro forma financial information in connection with the Merger.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

(i)

The audited consolidated balance sheets of Patriot as of December 31, 2014 and 2013, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2014, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

(ii)

The unaudited consolidated balance sheet of Patriot as of September 30, 2015 and December 31, 2014, and related consolidated statement of income and comprehensive income for the three  and nine months ended September 30, 2015 and 2014, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2015 and 2014, and related notes required by this item, are included as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

(i)

The unaudited pro forma combined condensed consolidated balance sheet of Green as of September 30, 2015, and the unaudited pro forma combined condensed consolidated statements of income for the three and nine months ended September 30, 2015, required by this item are incorporated herein by reference to Exhibit 99.3.

(d)	Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K/A:

Exhibit Number	Description

23.1	Consent of Davis Kinard & Co, PC

99.1

Audited consolidated financial statements of Patriot as of December 31, 2014 and 2013, and for each of the two years in the period ended December 31, 2014 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Green with the SEC on August 10, 2015)

99.2

Unaudited condensed consolidated financial statements of Patriot as of and for the three and nine months ended September 30, 2015 and 2014 and as of year ended December 31, 2014 as well as the accompanying notes thereto

99.3	Unaudited pro forma condensed combined financial statements of Green as of and for the three and nine months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Bancorp, Inc.

Date: December 11, 2015	By:	/s/ John P. Durie
Name: John P. Durie
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Davis Kinard & Co, PC

99.1

Audited consolidated financial statements of Patriot as of December 31, 2014 and 2013, and for each of the two years in the period ended December 31, 2014 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm (incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-4 filed by Green with the SEC on August 10, 2015)

99.2

Unaudited condensed consolidated financial statements of Patriot as of and for the three and nine months ended September 30, 2015 and 2014 and as of year ended December 31, 2014 as well as the accompanying notes thereto

99.3	Unaudited pro forma condensed combined financial statements of Green as of and for the three and nine months ended September 30, 2015